Exhibit 10.12

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of •, 2008, by and among iSTAR ACQUISITION CORP, a Delaware corporation (the “Company”), and the undersigned parties listed under Investors on the signature page hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, as of the date hereof, the Investors hold an aggregate of 14,375,000 initial units of the Company (the “Initial Units”), each Initial Unit consisting of one share of Common Stock (the “Initial Shares”) and one warrant exercisable to purchase one share of Common Stock (the “Initial Warrants”); and

WHEREAS, immediately prior to the completion of the Company’s initial public offering (the “IPO”), the Company will issue in a private placement pursuant to binding agreements with certain of the Investors an aggregate of 11,250,000 warrants (the “Insider Warrants”), each exercisable to purchase one share of Common Stock;

WHEREAS, immediately prior to the completion of the IPO, the Company will issue in a private placement pursuant to a binding agreement with one of the Investors an aggregate of 25,000,000 units (the “Private Placement Units’), each Private Placement Unit consisting of one share of Common Stock (the “Private Placement Shares”) and one warrant exercisable to purchase one share of Common Stock (the “Private Placement Warrants);

WHEREAS, in connection with the IPO, iStar Financial Inc. has entered into an agreement with Banc of America Securities LLC, as representative of the underwriters, pursuant to which iStar Financial Inc. has agreed to place limit orders for up to $25,000,000 of shares of Common Stock (the “Aftermarket Shares”) commencing two business days after the Company files a preliminary proxy statement relating to its Business Combination (as defined in the Company’s Amended and Restated Certificate of Incorporation) and ending on the business day immediately preceding the record date for the meeting of stockholders at which the Business Combination is to be voted upon by the Company’s stockholders, or earlier in certain circumstances;

WHEREAS, iStar Financial Inc. has further agreed to apply any portion of such $25,000,000 not used for open market purchases of Aftermarket Shares to purchase from the Company such number of units (the “Co-Investment Units”), each Co-Investment Unit consisting of one share of Common Stock (the “Co-Investment Shares”) and one warrant exercisable to purchase one share of Common Stock (the “Co-Investment Warrants”); and

WHEREAS, the Investors and the Company desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of the Company’s securities held by them.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       DEFINITIONS.  The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Board” means the board of directors of the Company.

“Business Combination” shall have the meaning set forth in the Company’s amended and restated certificate of incorporation, as amended, restated or otherwise modified from time to time.

“Co-Investment Shares” is defined in the preamble to this Agreement.

“Co-Investment Units” is defined in the preamble to this Agreement.

“Co-Investment Warrants” is defined in the preamble to this Agreement.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-3” is defined in Section 2.3.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Initial Shares” is defined in the preamble to this Agreement.

“Initial Units” is defined in the preamble to this Agreement.

“Initial Warrants” is defined in the preamble to this Agreement.

“Insider Warrants”  is defined in the preamble to this Agreement.

“Investor” is defined in the preamble to this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“majority-in-interest” means holders of at least 50.1% of the Registrable Securities.

“Maximum Threshold” is defined in Section 2.1.4.

“Notices” is defined in Section 6.4.

“Person” means an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof or any entity similar to any of the foregoing.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Private Placement Shares” is defined in the preamble to this Agreement.

“Private Placement Units” is defined in the preamble to this Agreement.

“Private Placement Warrants” is defined in the preamble to this Agreement.

“Pro Rata” is defined in Section 2.1.4.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and such registration statement becoming effective.

“Registrable Securities” mean, collectively, (i) the Initial Units, (ii) the Initial Unit Shares, (iii) the Initial Warrants, including any shares of Common Stock issuable upon exercise of the Initial Warrants, (iv) the Insider Warrants, including any shares of Common Stock issuable upon exercise of the Insider Warrants, (v) the Private Placement Units, (vi) the Private Placement Shares, (vii) the Private Placement Warrants, including any shares of Common Stock issuable upon exercise of the Private Placement Warrants, (viii) the Aftermarket Shares, (ix) the Co-Investment Units, (x) the Co-Investment Shares and (xi) the Co-Investment Warrants, including any shares of Common Stock issuable upon exercise of the Co-Investment Warrants. Registrable Securities include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares of Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) the Registrable Securities are salable under Rule 144(k).

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of the Common Stock or other securities of the Company (other than a registration statement (a) on Form S-4 or Form S-8, or their successors, (b) covering only securities proposed to be issued in exchange for securities or assets of another entity, (c) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (d) for an offering of debt that is convertible into equity securities of the Company, or (e) for a dividend reinvestment plan).

“Release Date” means (i) in the case of the Initial Units, the Initial Shares, the Initial Warrants, including any shares of Common Stock issuable upon exercise of the Initial Warrants, the Aftermarket Shares, the Co-Investment Units, the Co-Investment Shares and the Co-Investment Warrants, including any shares of Common Stock issuable upon exercise of the Co-Investment Warrants, the first anniversary date of the completion by the Company of a Business Combination and (ii) in the case of the Insider Warrants, including any shares of Common Stock issuable upon exercisable of such Insider Warrants, the Private Placement Units, the Private Placement Shares and the Private Placement Warrants, including any shares of Common Stock issuable upon exercise of the Private Placement Warrants, the day of the completion by the Company of a Business Combination.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

2.                                       REGISTRATION RIGHTS.

2.1.                              Demand Registration.

2.1.1.                     Request for Registration.  At any time commencing 90 days prior to the applicable Release Date, and from time to time thereafter, the holders of at least a majority-in-interest of the Registrable Securities, on an as-converted to Common Stock basis, held by the Investors or the permitted transferees of the Investors, may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company in writing within ten (10) days after the receipt by the holder of the notice from the Company. The Company may include in such registration additional securities of the class or classes of Registrable Securities to be registered thereunder, including securities to be sold for the Company’s own account or the account of persons who are not holders of Registrable Securities. Upon receipt by the Company of any such notice, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Sections 2.1.3, 2.1.4, 3.4 and the provisos set forth in Section 3.1.1. The Company shall not be obligated to effect more than an aggregate of three (3) Demand Registrations under this Section 2.1.1 in respect of Registrable Securities.

2.1.2.                     Effective Registration.  A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its material obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until such stop order or injunction is removed, rescinded or otherwise terminated; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3.                     Underwritten Offering.  If a majority-in-interest of the Demanding Holders, on an as-converted to Common Stock basis, so elects and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest, on an as-converted to Common Stock basis, of the Demanding Holders initiating the Demand Registration, which Underwriter or Underwriters shall be reasonably acceptable to the Company.

2.1.4.                     Reduction of Offering.  If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in such registration: (a) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of Registrable Securities which such Demanding Holders have requested be included in such registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Threshold; (b) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (a), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; and (c) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (a) and (b), the shares of Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Threshold; and (d) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (a), (b) and (c), the shares of Common Stock that other shareholders desire to sell that can be sold without exceeding the Maximum Threshold to the extent that the Company, in its sole discretion, wishes to permit such sales pursuant to this clause (d).

2.1.5.                     Withdrawal.  If a majority-in-interest, on an as-converted to Common Stock basis, of the Demanding Holders disapproves of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1, provided that the majority-in-interest of the Demanding Holders electing to so withdraw from the offering pays all costs and expenses incurred by the Company in connection with such withdrawn Demand Registration.

2.1.6.                     Permitted Delays.  The Company shall be entitled to postpone, for up to sixty (60) days, the filing of any Registration Statement under this Section 2.1, if, (a) at any time prior to the filing of such Registration Statement, the Board determines, in its good faith business judgment, that such registration and offering would materially and adversely affect any financing, acquisition, corporate reorganization, or other material transaction involving the Company, and (b) the Company delivers to the Demanding Holders written notice thereof within ten (10) business days of the date of receipt of such request for Demand Registration; provided that all such periods of postponement may not exceed 180 days during any 365-day period. In addition, if the filing of a Registration Statement under this Section 2.1 at any time would require inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Demanding Holders, delay the filing of such Registration Statement for the shortest possible period of time determined in good faith by the Company to be necessary for such purpose.

2.2.                              Piggy-Back Registration.

2.2.1.                     Piggy-Back Rights.  If at any time on or after the applicable Release Date, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account, then the Company shall (a) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (b) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The Company shall cause such Registrable Securities to be included in such registration and shall use reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2.                     Reduction of Offering.  If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock or other securities which the Company desires to sell, taken together with shares of Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Threshold, then the Company shall include in any such registration:

(a)                                  If the registration is undertaken for the Company’s account: (i) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the

Maximum Threshold has not been reached under the foregoing clause (i), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders, Pro Rata, that can be sold without exceeding the Maximum Threshold; (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold; and

(b)                                 If the registration is a “demand” registration undertaken at the demand of Persons other than the holders of Registrable Securities, (i) first, the shares of Common Stock or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Threshold; (iv) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other securities, if any, for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons that can be sold without exceeding the Maximum Threshold.

2.2.3.                     Withdrawal.  Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement without thereby incurring any liability to the holders of Registrable Securities. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3.                              Registrations on Form S-3.  The holders of Registrable Securities may at any time and from time to time, request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time (“Form S-3”); provided, however, that (i) the Company shall not be obligated to effect such request through an underwritten offering and (ii) the Company shall not be obligated to effect such a request if the Company has within the preceding twelve (12) months effected a registration on Form S-3. Upon receipt of such written request, the Company will give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of the Company, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (a) if Form S-3 is not available for such offering; or (b) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $1,000,000. Registrations effected pursuant to this Section 2.3 shall not be counted as a Demand Registration effected pursuant to Section 2.1.

2.3.1                        Permitted Delays.  The Company shall be entitled to postpone, for up to sixty (60) days, the filing of any Registration Statement under this Section 2.3, if (a) at any time prior to the filing of such Registration Statement, the Board determines, in its good faith business judgment, that such registration and offering would materially and adversely affect any financing, acquisition, corporate reorganization, or other material transaction involving the Company, and (b) the Company delivers to the holders of Registrable Securities requesting a registration written notice thereof within ten (10) business days of the date of receipt by the Company of such request; provided that all such periods of postponement may not exceed 180 days during any 365-day period. In addition, if the filing of a Registration Statement under this Section 2.3 at any time would require inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the holders of Registrable Securities requesting such registration, delay the filing of such Registration Statement for the shortest possible period of time determined in good faith by the Company to be necessary for such purpose.

3.                                       REGISTRATION PROCEDURES.

3.1.                              Filings; Information.  Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as reasonably possible, and in connection with any such request:

3.1.1.                     Filing Registration Statement.  The Company shall, as expeditiously as reasonably possible and in any event within seventy-five (75) days after receipt of a demand for registration of Registrable Securities pursuant to Section 2.1 or Section 2.3, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use reasonable efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration or Registration Statement on Form S-3 for up to sixty (60) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any Registration to which such Piggy-Back Registration relates, in each case, if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer or Chairman of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such Registration Statement to be effected at such time; provided, further, that the Company shall not be obligated to deliver securities and shall not have penalties for failure to deliver securities, if a Registration Statement is not effective at the time of exercise by the holder.

3.1.2.                     Copies.  The Company shall, upon request, prior to filing a Registration Statement or prospectus in respect of Registrable Securities, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such Registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3.                     Amendments and Supplements.  The Company shall use its reasonable efforts to prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

3.1.4.                     Notification.  After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders within two (2) business days of the occurrence of any of the following: (a) when such Registration Statement becomes effective; (b) when any post-effective amendment to such Registration Statement becomes effective; (c) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all reasonable actions required to prevent the entry of such stop order or to remove it if entered); and (d) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall reasonably object.

3.1.5.                     State Securities Laws Compliance.  The Company shall use its reasonable efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the

Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6.                     Agreements for Disposition.  The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such Registration Statement. Such holders of Registrable Securities shall agree to such representations, warranties, covenants and indemnification and contribution obligations for selling stockholders as are customarily contained in agreements of that type used by the Underwriters.

3.1.7.                     Cooperation.  The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8.                     Records.  The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9.                     Opinions and Comfort Letters.  If a Registration Statement in respect of Registrable Securities include an underwritten public offering, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement a signed counterpart, addressed to such holder, of (a) any opinion of counsel to the Company delivered to any Underwriter and (b) any comfort letter from the Company’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, a letter of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10.               Earnings Statement.  The Company shall comply with all applicable rules and regulations of the Commission promulgated under the Securities Act, and make available to its stockholders, as soon as practicable but not more than fifteen (15) months after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11.               Listing.  The Company shall use its reasonable efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the majority-in-interest, on an as-converted to Common Stock basis, of the holders of Registrable Securities included in such Registration Statement.

3.2.                              Obligation to Suspend Distribution.  Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(d), or, in the case of a resale registration on Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Board, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(d) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3.                              Registration Expenses.  The Company shall bear all costs and expenses incurred in connection with (a) subject to Section 2.1.5, any Demand Registration pursuant to Section 2.1, (b) any Piggy-Back Registration pursuant to Section 2.2, and (c) any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by the Company in connection with such Registration; and (ix) the reasonable fees and expenses of one (1) legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such Registration. The Company shall have no obligation to pay any other costs or expenses in the course of the transaction contemplated hereby, including underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the underwriter, pro rata, in proportion to the respective amount of shares each is selling in such offering.

The Company shall have the right to exclude any holder that does not comply with the preceding sentence from the applicable Registration.

3.4.                              Information.  The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

4.                                       INDEMNIFICATION AND CONTRIBUTION.

4.1.                              Indemnification by the Company.  The Company agrees to indemnify and hold harmless to the fullest extent permitted by law each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) an Investor and each other holder of Registrable Securities (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein.

4.2.                              Indemnification by Holders of Registrable Securities.  Each selling holder of Registrable Securities will, in the event that any Registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless to the fullest extent permitted by law the Company, each of its directors, officers, employees and agents and each person who controls the Company within the meaning of the Securities Act and each underwriter (if any), and each other selling holder and each other Person, if any, who controls another selling holder or such underwriter within the meaning of the Securities Act, against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, insofar as such expenses, losses, judgments, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and each selling holder of Registrable Securities shall reimburse the Company, its directors, officers employees and agents and each person who controls the Company, and each other selling holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, judgment, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party.

4.3.                              Conduct of Indemnification Proceedings.  Promptly after receipt by any Person of any notice of any expense, loss, judgment, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the expense, loss, judgment, claim, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying

Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the reasonable fees and reasonable expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4.                              Contribution.

4.4.1.                     If the indemnification provided for in the foregoing Sections 4.1 and 4.2 and 4.3 is unavailable to any Indemnified Party or insufficient to hold it harmless in respect of any expense, loss, judgment, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such expense, loss, judgment, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2.                     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3.                     The amount paid or payable by an Indemnified Party as a result of any expense, loss, judgment, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable

Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.                                       UNDERWRITING AND DISTRIBUTION.

5.1.                              Rule 144.  The Company covenants that it shall use its reasonable efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and shall use its reasonable efforts to take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

6.                                       MISCELLANEOUS.

6.1.                              Other Registration Rights.  The Company represents and warrants that no Person, other than a holder of the Registrable Securities, has any right to require the Company to register any shares of the Company’s capital stock for sale or to include shares of the Company’s capital stock in any Registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other Person.

6.2.                              Assignment; No Third Party Beneficiaries.  This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities held by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective permitted successors and assigns; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2.

6.3.                              Notices.  All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, however, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable overnight courier service with an order for next-day delivery.

To the Company:

iStar Acquisition Corp.
1114 Avenue of the Americas
39th Floor
New York, New York 10036
Attn:  Jay S. Nydick, Chief Executive Officer and President

with a copy to:

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attn:  Kathleen L. Werner, Esq.

To an Investor, to:

 The address of such Investor(s) as are then reflected on the records of the Company.

6.4.                              Severability.  This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.5.                              Counterparts.  This Agreement may be executed by facsimile and in multiple counterparts, and all of which taken together shall constitute one and the same instrument.

6.6.                              Entire Agreement.  This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

6.7.                              Modifications and Amendments.  The Company may from time to time supplement or amend this Agreement without the approval of any of the Investors in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder that the Company may deem necessary or desirable and that the Company, in the exercise of reasonable judgment, determines will not materially adversely affect the interest of the Investors. All other modifications or amendments shall require the written consent of the holders of a majority-in-interest of the Registrable Securities.

6.8.                              Titles and Headings.  Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.9.                              Waivers and Extensions.  Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.10.                        Remedies Cumulative.  In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, each Investor or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.11.                        Governing Law.  This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereto hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

6.12.                        Waiver of Trial by Jury.  Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of any Investor in the negotiation, administration, performance or enforcement hereof.

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

iSTAR ACQUISITION CORP.

By:
Name: Jay S. Nydick
Title: President and Chief Executive Officer

INVESTORS:

iSTAR FINANCIAL INC.

By:
Name:
Title:

iSTAR ACQUISITION INVESTOR LLC

By:
Name:
Title:

By:
Jay Sugarman

By:
Jay S. Nydick

By:
Nina Matis

By:
Catherine D. Rice

By:
Daniel Abrams

By:
Michael Dorsch

By:
Michelle MacKay

By:
Barclay Jones

By:
Steven Blomquist

By:
James Burns

By:
Barbara Rubin

By:
Chase Curtis

By:
Vernon Schwartz

By:
Robin Josephs

By:
Jeffrey Lynford

By:
Jeffrey Tarrant